Filed pursuant to Rule 497(a)

Registration File No. 333-203450

Rule 482ad

TPG Specialty Lending, Inc.

Dated: March 2, 2016

The following offering notification is provided for your convenience and information. The information herein is qualified in its entirety by reference to the prospectus relating to the security. Capitalized terms used but not defined herein have the meaning ascribed to them in the prospectus.

Offering Notification – TPG Specialty Lending, Inc.

Issuer:	TPG Specialty Lending, Inc. (the “Company”)

Ticker Symbol (Exchange):	TSLX (NYSE)

Type of Offering:	Primary Offering of Common Stock

Expected Pricing:	March 3, 2016 (pre-open)

Size of Offering:	5,000,000 shares (not including underwriters’ option to purchase up to an additional 750,000 shares of common stock)

Use of Proceeds	To pay down debt under a revolving credit facility

Underwriters’ Option to Purchase Additional Shares:	15%

Joint Book-Running Managers:	BofA Merrill Lynch; Wells Fargo Securities; Goldman, Sachs & Co.; Barclays and Citigroup

Co-Managers:	TPG Capital BD, LLC; Ladenburg Thalmann; Comerica Securities; Houlihan Lokey and Santander

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 2, 2016 and the accompanying prospectus dated July 9, 2015, which have been filed with the Securities and Exchange Commission (the “SEC”), contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this announcement is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of the Company and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: BofA Merrill Lynch, 222 Broadway, New York, NY 10038, Attn: Prospectus Department, or by e-mailing dg.prospectus_requests@baml.com; Wells Fargo Securities, 375 Park Avenue, New York, NY 10152, Attn: Equity Syndicate Department, by calling (800) 326-5897 or by e-mailing cmclientsupport@wellsfargo.com; or Goldman, Sachs & Co., 200 West Street, New York, NY 10282, Attn: Prospectus Department, by calling (866) 471-2526, facsimile: (212) 902-9316 or by e-mailing prospectus-ny@ny.email.gs.com.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.